John Hancock Funds III

Supplement dated September 30, 2013 to the current Summary Prospectus

John Hancock International Allocation Portfolio

(the “Fund”)

The following information supplements the portfolio manager information in the Fund Summary section of the Summary prospectus under the heading “Portfolio management:”

Effectively immediately, Scott McIntosh no longer serves as a portfolio manager of the Fund. Accordingly, all references to Scott McIntosh as a portfolio manager on the investment management team of the Fund are removed from the Summary prospectus and Statement of Additional Information for all share classes of the Fund. Bob Boyda, Steve Medina, CFA, Marcelle Daher, CFA, and Nathan Thooft, CFA, will continue as portfolio managers of the Fund.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.